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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2012

UNITED NATURAL FOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-21531 (Commission File Number)	05-0376157 (I.R.S. Employer Identification No.)

313 Iron Horse Way, Providence, RI 02908
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (401) 528-8634

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        (e)   As noted in Item 5.07 below, at the 2012 Annual Meeting of Stockholders (the "Annual Meeting") of United Natural Foods, Inc. (the "Company") held on December 12, 2012, the Company's stockholders approved the United Natural Foods, Inc. 2012 Equity Incentive Plan (the "2012 Equity Plan"), which permits the grant of incentive and non-qualified stock options, stock appreciation rights, restricted shares, restricted share units, performance awards, and other stock-based awards to current or prospective officers, employees, directors and consultants.

        A summary of the material terms of the 2012 Equity Plan is set forth on pages 59 to 66 of the Company's Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on November 2, 2012 (the "Proxy Statement"), and is incorporated herein by reference. That summary and the foregoing description of the 2012 Equity Plan are qualified in their entirety by reference to the text of the 2012 Equity Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

        The Company held its Annual Meeting on December 12, 2012. The Company's stockholders voted on five proposals at the Annual Meeting. The results of voting on the five proposals, including final voting tabulations, are set forth below.

        (1)   The stockholders elected Peter A. Roy and Richard J. Schnieders to serve as Class I directors to hold office until the annual meeting of stockholders to be held in 2015 and until their successors are duly elected and qualified.

	For	Against	Abstain	Broker Non-Votes
Peter A. Roy	43,008,423	427,386	93,264	2,800,385
Richard J. Schnieders	43,032,057	399,376	97,640	2,800,385

        (2)   The stockholders approved the ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending August 3, 2013.

For	Against	Abstain	Broker Non-Votes
43,216,414	2,953,584	159,460	—

        (3)   The stockholders approved, on an advisory basis, the Company's executive compensation.

For	Against	Abstain	Broker Non-votes
39,905,056	3,175,161	448,856	2,800,385

        (4)   The stockholders approved the 2012 Equity Plan.

For	Against	Abstain	Broker Non-votes
38,520,222	4,882,146	126,705	2,800,385

        (5)   The stockholders approved a stockholder proposal regarding annual elections for each member of the Board of Directors, which was presented at the Annual Meeting.

For	Against	Abstain	Broker Non-votes
38,086,048	5,248,963	194,062	2,800,385

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit No.	Description
10.1	United Natural Foods, Inc. 2012 Equity Incentive Plan

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED NATURAL FOODS, INC.

By:	/s/ MARK E. SHAMBER
Name:	Mark E. Shamber
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Date: December 18, 2012

 EXHIBIT INDEX

Exhibit No.	Description
10.1	United Natural Foods, Inc. 2012 Equity Incentive Plan

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SIGNATURES
EXHIBIT INDEX